Exhibit 99.1
cousinsproperties.com
Who We Are
Founded in 1958, publicly traded since 1962, REIT since 1987.
Diversified real estate company with experience in development, acquisition, financing, management and leasing.
Primary Businesses
•	Class A office and retail properties in the Southeast U.S.

•	7.5 million square feet of office in five markets

•	4.6 million square feet of retail in eight markets
Strong Balance Sheet
•	Raised $319 million through equity offering in September 2009

•	Decreased leverage from 73% in Q1 2009 to 44%

•	Decreased Debt/EBITDA multiple from 11x in Q2 2009 to 7x

•	Reduced recourse debt from 2009 peak of $581 million to $216 million
Other Business Lines
Client Services
•	Third-party management and leasing services for more than 13 million square feet

•	Ranked #1 in Atlanta Class A office, 5.3 million square feet managed

•	Top 5 in Dallas Class A office, 6.2 million square feet managed
Land and Residential Portfolio
•	$127 million of commercial land available for development/sale (book value)

•	24 residential communities with 4,962 acres for single-family development

•	34 remaining for-sale residential condo units (as of 6/4/10)
Industrial Portfolio
•	2.0 million square feet of industrial space in Atlanta and Dallas
Recent Highlights
LEASING
•	Retail portfolio increased from 77% leased at beginning of 2009 to 87% (as of 6/4/10)

•	Office portfolio 88% leased

•	Palisades West 2 increased from 31% to 86% leased in Q1 2010

•	Industrial portfolio increased from 44% leased at end of Q3 2009 to 85% (as of 6/4/10)
SALES
•	$14 million of outparcel sales in Q1 2010

•	Sold ~1/3 of industrial land in Q1/Q2 for $10 million

•	Sold 85 condos at Terminus since 9/30/09; only 32 remain (as of 6/4/10)
FEES
•	Fee business generated over $18 million in 2009 (revenue net of reimbursements)

•	New engagements for Cox Communications, The Center for Civil and Human Rights, The College Football Hall of Fame.

cousinsproperties.com
Key Objectives
LEASING GOALS
•	Retail and office 90% leased by year end

•	Increase NOI within existing portfolio by $20 million within 3 years

•	Stabilize existing portfolio at 95% or higher
BALANCE SHEET GOALS
•	Reduce leverage to <40%

•	Reduce debt/EBITDA multiple to 5.5x

•	Target recourse debt at <25% of overall debt
SALES GOALS
•	Lease and sell industrial portfolio

•	Sell remainder of condo units

•	Sell San Jose MarketCenter

•	Reduce land and lot holdings from 15% of book value to less than 10%
FEE GOALS
•	Grow client services revenue by 10% a year

•	Continue to expand fee development platform
Acquisition Opportunities
•	Sharpshooter approach

•	Small asset base provides ability to impact NAV/share with limited transactions

•	Top priority: Class A office assets

•	Financially and/or operationally distressed

•	Focus on Atlanta, Dallas, Austin, Houston

•	Exceptional platform, strong relationships, proven market knowledge

•	Diverse economies with very positive long term trends
Financing Options
•	Cash generated from ongoing sale of non-core assets

•	Mortgage debt

•	$350 million credit facility

•	Deal specific equity offering
Project Profile
American Cancer Society Center
     Atlanta, Georgia
•	993,000-square-foot Class A office building adjacent to Centennial Park in Downtown Atlanta

•	Developed by a competitor in 1990 for $150 million

•	Asset declined to 50% leased by late 1990s

•	Cousins purchased the building for $71 million in 1999

•	Prior to closing, Cousins executed a 300,000-square-foot lease with BellSouth

•	100% leased within 12 months

•	Produced NOI in excess of $13 million in 2009 on total basis of $95 million
Corporate Office:
191 Peachtree Street NE, Suite 3600
Atlanta, GA 30303-1740
Phone: (404) 407-1000 • Fax: (404) 407-1002
Dallas Office:
5215 N. O’Connor Boulevard, Suite 350
Irving, Texas 75039
Phone: (972) 432-3600 • Fax: (972) 432-3650
Austin Office:
6300 Bee Cave Road • Building Two, Suite 220
Austin, Texas 78746
Phone: (512) 477-3434 • Fax: (512) 477-3940
Statements above under Key Objectives and Acquisition Opportunities are forward-looking statements within the meaning of the federal securities laws. These statements represent goals and objectives and are not intended as guidance or projections of future results. Such statements are subject to uncertainties and risks, including risks detailed from time to time in our filings with the SEC. We can give no assurance that our goals will be achieved. Further, we undertake no obligation to publicly update or revise any forward-looking statement.
Unless otherwise noted all information discussed herein is as of March 31, 2010.